UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 3, 2014

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 3, 2014, Kodiak Oil & Gas Corp. (“Kodiak” or the “Company”) entered into three supplemental indentures with KOG Oil & Gas ULC, a British Columbia unlimited liability company (the “New Guarantor”), U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, to add the New Guarantor as a subsidiary under each Indenture related to the Company’s 8.125% senior notes due 2019, 5.50% senior notes due 2021 and 5.50% senior notes due 2022.  The New Guarantor is a wholly-owned subsidiary of the Company.

The foregoing description of the supplemental indentures is qualified in its entirety by the full text of the supplemental indentures, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On July 13, 2014, Kodiak entered into a definitive agreement among Kodiak, Whiting Petroleum Corporation (“Whiting”) and a wholly-owned subsidiary of Whiting (“Whiting Canadian Sub”) under which Whiting Canadian Sub would acquire all of the outstanding common shares of Kodiak as part of a plan of arrangement (the “arrangement”).  In connection with the arrangement, Whiting anticipates filing with the U.S. Securities and Exchange Commission (“SEC”) a Consent Solicitation Statement / Prospectus Supplement (the “Prospectus Supplement”), which will supplement the base prospectus dated July 11, 2014 (together with the Prospectus Supplement, the “Prospectus”) contained in Whiting’s Registration Statement on Form S-3 (Reg. No. 333-183729), to solicit the consent of the holders of senior notes issued by Kodiak (the “Kodiak Notes”) to proposed amendments to the indentures under which the Kodiak Notes were issued and to offer a guarantee from Whiting of the Kodiak Notes and a cash payment in respect of consents delivered in the Consent Solicitations (the “Consent Solicitations and Offers to Guarantee”).  The terms and conditions of the Consent Solicitations and Offers to Guarantee will be set forth in the Prospectus and related letter of consent, which will be filed with the SEC by Whiting.

Ratio of Earnings to Fixed Charges

The computation of Kodiak’s ratio of earnings to fixed charges for the six months ended June 30, 2014 and the years ended December 31, 2013, 2012, 2011, 2010 and 2009 is filed as Exhibit 12.2 to this Current Report on Form 8-K and incorporated by reference herein.

Update on Litigation Relating to the Arrangement

In connection with the arrangement, six purported class action lawsuits were filed on behalf of Kodiak shareholders in the United States District Court for the District of Colorado: Quigley and Koelling v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-02023, filed July 22, 2014 (the plaintiffs voluntarily dismissed this lawsuit on September 24, 2014); Fioravanti v. Krysiak, et al., Case No. 1:14-cv-02037, filed July 23, 2014 (the “Fioravanti Case”); Wilkinson v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2074, filed July 25, 2014;  Goldsmith v. Krysiak, et al., Case No. 1:14-cv-2098, filed July 29, 2014; Rogowski v. Whiting Petroleum Corporation, et al., Case No. 1:14-cv-2136, filed July 31, 2014 (the “Rogowski Case”); and Reiter v. Peterson, et al., Case No. 1:14-cv-02176, filed August 6, 2014, and one purported class action lawsuit was filed on behalf of Kodiak shareholders in Denver District Court, State of Colorado: The Booth Family Trust v. Kodiak Oil & Gas Corp., et al., Case No. 14-cv-32947, filed July 25, 2014 (the “Booth Case”). This last case was removed to the United States District Court for the District of Colorado on September 4, 2014 and is pending in that court now as Case No. 1:14-cv-2457. On October 2, 2014, the defendants filed a motion in the Fioravanti Case to consolidate all the pending actions before a single judge. It is possible that other related suits could subsequently be filed. The allegations in the six remaining lawsuits are similar. They purport to be brought as class actions on behalf of all shareholders of Kodiak. The complaints name as defendants the individual members of the Kodiak board of directors, Whiting and Whiting Canadian Sub and list Kodiak as a nominal party or a defendant. Additionally, one complaint lists James Henderson, Kodiak’s Chief Financial Officer, as a defendant. The complaints allege that the Kodiak board of directors breached its fiduciary duties to Kodiak shareholders by, among other things, failing to engage in a fair sale process before approving the arrangement and to maximize shareholder value in connection with the arrangement.

Specifically, the complaints allege that the Kodiak board of directors undervalued Kodiak in connection with the arrangement and that the Kodiak board of directors agreed to certain deal protection mechanisms that precluded Kodiak from obtaining competing offers. The complaints also allege that Whiting and Whiting Canadian Sub aided and abetted the Kodiak board of director’s alleged breaches of fiduciary duties. The complaints seek, among other things, injunctive relief preventing the closing of the arrangement, rescission of the arrangement or an award of rescissory damages to the purported class in the event that the arrangement is consummated, and damages, including counsel fees and expenses. Whiting and Kodiak believe each lawsuit is without merit.  The defendants filed motions to dismiss with prejudice the Fioravanti Case, the Booth Case and the Rogowski Case on September 26, 2014, October 2, 2014 and October 3, 2014, respectively, and expect to file motions to dismiss with prejudice for the remaining cases in the near future if the lawsuits are not first consolidated before a single judge.

One of the conditions to the closing of the arrangement is that no law, order, injunction or judgment has been enacted or issued by any government entity that has the effect of prohibiting the consummation of the arrangement. Consequently, if any lawsuit is successful in obtaining an injunction prohibiting Whiting or Kodiak from consummating the arrangement on the agreed upon terms, the injunction may prevent the arrangement from being completed within the expected timeframe, or at all. Furthermore, if the arrangement is prevented or delayed, the lawsuits could result in substantial costs, including any costs associated with the indemnification of directors. The defense or settlement of any lawsuit or claim that remains unresolved at the time the arrangement is completed may adversely affect the combined company’s business, financial condition or results of operations.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1

Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada

4.2

Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada

4.3

Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., KOG Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada

12.1	Computation of Ratio of Earnings to Fixed Charges

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Date: October 6, 2014		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada

4.2

Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, as supplemented, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada

4.3

Supplemental Indenture, dated as of October 3, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas ULC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of July 26, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada

12.1	Computation of Ratio of Earnings to Fixed Charges